SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                     DynCorp
                (Name of Registrant as Specified In Its Charter)

                                      None
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|     No fee required
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            pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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         1) Amount Previously Paid:____________________________________________
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         4) Date Filed:  ______________________________________________________

                                 Proxy Statement
                                Notice of Meeting
--------------------------------------------------------------------------------



                       [GRAPHIC OMITTED][GRAPHIC OMITTED]



                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS





The Annual Meeting of Stockholders of DynCorp, a Delaware corporation, will be held at the principal executive offices of the Company, 11710 Plaza America Drive, Reston, Virginia 20190, at 10:00 a.m., eastern daylight time, Friday, May 31, 2002, for the following purposes:

     1. To elect Michael P. C. Carns, H. Brian Thompson, and Herbert S. Winokur, Jr. to serve as Class II directors for three-year terms; and

     2. To transact any other business which may be properly brought before the meeting or any adjournment or postponement thereof.

Your Board of Directors recommends a vote "FOR" election of the nominees.

Please mail your voting card in the envelope furnished with the voting card. It must reach the addressee no later than the close of business, May 24, 2002, in order for the votes or instructions to be counted.


The voting instructions discussed in this proxy statement are being solicited on behalf of the Board of Directors of the Company. The proxy statement, voting cards, and the Company's 2001 Annual Report are being distributed on or about April 23, 2002.


                                By Order of the Board of Directors,


                                /s/ H. M. Hougen

                                H. Montgomery Hougen
                                Vice President & Corporate Secretary



April 23, 2002



Return the enclosed voting card(s) today to assure that your vote is counted.

                                 Proxy Statement
--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------


Question                                                                Page

What is a voting card?....................................................5
What is a proxy statement?................................................5
Who will receive this proxy statement?....................................5
How do I receive an Annual Report?........................................5
How can I vote shares in my Savings Plan account?.........................6
What happens if I do not vote my Savings Plan shares?.....................6
What about my ESPP shares?................................................6
How do I vote?............................................................6
How do I mark the voting card?............................................7
Who will count the vote?..................................................7
How many votes are necessary to adopt a proposal?.........................7
Who attends the Annual Meeting?...........................................7
Is my vote confidential?..................................................7
What does it mean if I get more than one voting card?.....................8
Who owns the Company's common stock?......................................8
Who pays for this proxy solicitation?.....................................8
Can I revoke or change my voting card?....................................8
What is the purpose of my vote?...........................................9
Who are the nominees for director?........................................9
Who are our other directors?.............................................10
Who are our other principal executives?..................................11
Does the Board of Directors have any standing committees?................13
Are directors paid for their duties?.....................................14
Do directors receive other forms of compensation?........................14
Is there a relationship between the members of the Compensation
 Committee and the Company?..............................................15
What are the Compensation Committee's compensation policies?.............15
What is the compensation of the named executive officers?................17
Are there any employment contracts between the named executive officers and the Company?...............................................22
What is our policy about stock ownership by executives?..................22
How do our employees acquire stock?......................................23
How does our stock performance compare with others?......................24
Who are the largest stockholders of the Company?.........................25
How much stock do our directors and officers own?........................26
What is the role of the Audit Committee?.................................28
Who is our independent auditor?..........................................29
Have there been any business transactions between us and
 any director or officer during the past year?...........................30
Can I suggest an item for inclusion on next year's proxy
 statement?..............................................................30

What is a voting card?

A voting card is like a written ballot. It is sometimes called a "proxy" card. When you instruct someone to vote your shares in a certain manner, the designated person then acts as your agent or "proxy" in casting your vote or carrying out your voting instructions.


================================================================================


What is a proxy statement?

This is a proxy statement. When we offer you the opportunity to vote as a stockholder or to give voting instructions, we must also give you certain information about the Company, the election, and the independent auditor. For example, the securities laws require that we furnish you with specific information about ownership of the Company's stock and executive compensation. Much of that information is in this proxy statement. Financial and other information that we are required to give you can be found in the Company's 2001 Annual Report on Form 10-K.


================================================================================


Who will receive this proxy statement?

o Persons who own stock in their own names ("record holders") are receiving a proxy statement and one or more voting cards, together with an envelope addressed to the Corporate Secretary. Record holders include current and former employees who bought stock in their own names, outside investors, and the Savings Plan Trusts, which hold stock on behalf of participants in the plans.

o Participants in the Savings and Retirement Plan and Capital Accumulation and Retirement Plan (the "Savings Plans") who hold shares in a Company stock account are receiving a proxy statement and voting card, together with an envelope addressed to the Savings Plan trustee's ballot-counting agent.


================================================================================


How do I receive an Annual Report?

We are enclosing copies of the Company's Annual Report on Form 10-K with this proxy statement for all Savings Plan participants and for all record holders who are not Savings Plan participants. If you have not received an Annual Report through one of these methods, you may send a written request to the Corporate Secretary, DynCorp, 11710 Plaza America Drive, Reston, Virginia 20190, call the Corporate Secretary's office at (703) 261-5029, or send a request by facsimile ((703) 261-5078), internal Company email (Hougen, Monty), or by internet to (monty.hougen@dyncorp.com), and we will send you a copy by email or first class mail.


================================================================================


How can I vote shares in my Savings Plan account?

The Savings Plan voting card shows the aggregate number of shares held in your Company Stock Account as of the record date and shares allocated to your ESOP Account as of December 31, 2001, as reduced by subsequent distributions. The Savings Plan document designates participants as "named fiduciaries", which allows participants to give voting instructions for their shares. Your voting instructions, together with the instructions of all other participants who mail in their voting cards, will be counted by the Savings Plan trustee to determine the proportion of votes "for" or "against" each nominee. Then the Savings Plan trustee will vote all the shares in the Savings Plans, including those allocated to the accounts of other participants who have not given any instructions, in the same proportions "for" or "against" the nominee, unless following the participant instructions would at the time be contrary to the laws governing such trusts, in which case the trustee will vote the shares in accordance with the law.


================================================================================


What happens if I do not vote my Savings Plan shares?

The Savings Plan documents provide that all shares are to be voted by the trustee proportionately in the same ratio as actual voting instructions are received. If you do not give voting instructions for shares in your account, the other participants who do give voting instructions will actually instruct the trustee how to vote them for you. On the other hand, if you do give voting instructions, your instructions will determine the voting of a proportion of the shares for which other participants have not given any instructions.


================================================================================


What about my ESPP shares?

Shares purchased through the payroll deduction Employee Stock Purchase Plan are issued directly in the participants' names, and they are record holders. They vote those shares directly by sending in voting cards.


================================================================================


How do I vote?

Mark, sign, and date the enclosed voting card, and return it immediately in the enclosed envelope. If this is a joint account, both owners must sign the card. Because the voting instructions are counted by different parties, it is important to match each voting card with the correct envelope that came with it.


================================================================================


How do I mark the voting card?

If you want to vote for all the nominees for the Board of Directors, you may check the box marked "FOR" or merely sign the voting card and mail it; unless you give instructions to the contrary, all votes will be cast in favor of all nominees. If you want to vote against all three nominees, check the box marked "WITHHOLD AUTHORITY to vote for election of all three nominees". If you want to vote against one or more individual nominees, write that person's name (or those persons' names) on the line below the words "WITHHOLD AUTHORITY". The words "withhold authority" really mean "against".


================================================================================


Who will count the vote?

The Corporate Secretary counts the votes of record holders. The Savings Plan trust has hired Mellon Investor Services, L.L.C. to count Savings Plan voting cards.

================================================================================


How many votes are necessary to adopt a proposal?

Each share that is held by a record holder is equal to one vote. On April 5, 2002 (the "record date"), there were 10,544,869 shares outstanding, and each share carries one vote. The holders of 3,514,957 shares will make up a quorum for the meeting. When a quorum is present, the meeting can carry on business. A majority of the total shares then represented at the meeting is necessary to pass an action. Because the Savings Plan Trusts hold 8,869,429 shares, the presence of a representative of the Savings Plan trustee will constitute a quorum.


================================================================================


Who attends the Annual Meeting?

Approximately 84% percent of our common stock is held by the Savings Plan Trusts for the benefit of our current and former employees, and an additional 9% is held directly by current and former employees. Because the Company communicates frequently with its employees by means other than stockholder meetings, our Annual Meeting has not recently been attended by persons other than representatives of the Trusts, the Chairman of the Board, the Corporate Secretary, and the vote inspectors.


================================================================================


Is my vote confidential?

Savings Plan votes are confidential; the ballot-counting agency merely advises the trustee of the total number of shares voted for or against a matter. The Corporate Secretary will count votes cast by record holders, and those votes are not confidential.


================================================================================


What does it mean if I get more than one voting card?

You will get a Savings Plan voting card for your Savings Plan shares. If you are also a record holder, you will receive a voting card for shares held directly in your name. Some record holders may receive more than one record holder voting card, because they hold shares in more than one account, such as through a joint account or trust account. Please send in each card.


================================================================================


Who owns the Company's common stock?

 Owners of outstanding stock on April 5, 2002     No. of shares     Percentage
 Company Savings Plan Trusts  (1)......................8,869,429  .....84.1%
 DynCorp directors and officers  (1)  (2) ...............997,520  ......9.5%
 Other current or former DynCorp employees  (2)..........338,815  ......3.2%
 Outside investors ......................................339,105  ......3.2%
 Total................................................10,544,869

  (1)  See tables on pages 14-15 for more information.

  (2) Does not include shares held in the Savings Plan Trusts on behalf of directors, officers, and current or former employees.


================================================================================


Who pays for this proxy solicitation?

The cost of printing and mailing the Annual Report and this proxy statement, plus the cost of tabulating proxy cards and Savings Plan voting instruction cards, will be paid by the Company.


================================================================================


Can I revoke or change my voting card?

If record holders want to change their vote, they can revoke their voting instructions by: (1) sending a written statement to the Corporate Secretary prior to the Annual Meeting; (2) submitting a properly signed replacement voting card with a later date to the Corporate Secretary; or (3) voting in person at the Annual Meeting. Savings Plan participants cannot change their voting instructions.


================================================================================


What is the purpose of my vote?

An affirmative vote of a majority of the shares represented at the meeting is necessary to elect a director. Your Board of Directors recommends a vote FOR these nominees. If a record holder does not send in a voting card or marks "withhold" on a voting card, that will have the same effect as voting against the nominees. However, the Savings Plan trustee will vote shares for which instructions are not received proportionately in the same ratio as actual voting instructions are received.


================================================================================


Who are the nominees for director?

The nominees for election as Class II directors for a three-year term are:

Michael P. C. Carns                                          Director since 2000
General Carns, age 64, is Vice Chairman of PrivaSource Inc. (healthcare software firm). He was the President and Director of the Center for International Political Economy from 1995 to 2000. He is a retired General, United States Air Force, and served as Vice Chief of Staff, United States Air Force, and as Director of the Joint Staff, Joint Chiefs of Staff. He is a member of the Defense Science Board and the Board of Advisors, National Security Agency. He is a director of Engineered Support Systems Inc; Mykrolis Corporation; and Rockwell Collins, Inc.

H. Brian Thompson                                            Director since 1999
Mr. Thompson, age 63, is President of Universal Telecommunications, Inc. (private investment and advisory firm). He was Chairman and Chief Executive Officer, Global TeleSystems Group, Inc., from 1999 to 2000. He was Chairman and Chief Executive Officer, LCI International Inc., from 1991 to 1998; Vice Chairman, Qwest Communications International Inc., from June to December 1998; and Chairman, Telecom Eireann in 1999. From 1981 to 1990, he was Executive Vice President, MCI Communications Corporation. He is a director of Arraycomm, Inc.; Axcelis Technologies, Inc.; Bell Canada International Inc.; and Williams Communications Group, Inc., and a member of the management committee of Paging Brazil Holding Company, LLC. He is Co-Chair for the Americas of the Global Information Infrastructure Commission.

Herbert S. Winokur, Jr.                                     Director since 1988
     Mr. Winokur, age 58, served as Chairman of the Board from 1988 to 1997. He is Chairman and Chief Executive Officer, Capricorn Holdings, Inc. (private investment company), and Managing General Partner of three Capricorn Investors limited partnerships concentrating on investments in restructure situations. He was formerly Senior Executive Vice President and Director, Penn Central Corporation. He is a director of CCC Information Services Group, Inc.; Enron Corporation; Holland Series Fund, Inc.; Mrs. Fields Famous Brands, Inc.; and NATCO Group, Inc. His current term as a director expires in 2002.

The nominees have consented to serve for their respective terms. If a nominee is unable to stand for election, the Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter case, shares represented by proxies may be voted for a substitute director.


================================================================================


Who are our other directors?

The other current directors are:

Dan R. Bannister                                            Director since 1985
Mr. Bannister, age 71, Chairman of the Board, has served in that capacity since 1997. He served as President of the Company from 1984 to 1997 and as Chief Executive Officer from 1985 to 1997. He retired as an active employee of the Company in 1999. He is a director of ITC Learning Corporation and Chairman of the Northern Virginia Roundtable. His current term as a director expires in 2004.

T. Eugene Blanchard                                         Director since 1988
Mr. Blanchard, age 71, served as Senior Vice President and Chief Financial Officer from 1979 to 1997, when he retired as an active employee of the Company. He is the Chairman of the Administrative Committee of the Company's Savings and Retirement Plan and Capital Accumulation and Savings Plan. His current term as a director expires in 2003.

Paul G. Kaminski                                            Director since 1997
Dr. Kaminski, age 59, also served as a director of the Company from 1988 to 1994. He is President and Chief Executive Officer, Technovation, Inc. (consulting), and a General Partner of Global Technology Partners (investment banking). He served in the United States Department of Defense as Under Secretary of Defense for Acquisition and Technology from 1994 to 1997. He was Chairman and Chief Executive Officer, Technology Strategies & Alliances (strategic partnership consulting) from 1985 to 1994. He is a director of Anteon Corporation; Condor Systems, Inc.; Eagle-Picher Industries, Inc.; Exostar LLC; General Dynamics Corporation; and RAND Corporation. His current term as a director expires in 2004.

Paul V. Lombardi                                            Director since 1994
Mr. Lombardi, age 60, has served as President and Chief Executive Officer since 1997. He served as Chief Operating Officer from 1995 to 1997; as Executive Vice President from 1994 to 1997; as Vice President from 1992 to 1994; as President of the Federal Sector from 1994 to 1995; and as President of the Government Services Group from 1992 to 1994. He was Senior Vice President and Group General Manager, Planning Research Corporation, from 1990 to 1992. He is a director of Avid Medical Systems, Inc. and Chairman of the Professional Services Council (services industry trade association). His current term as a director expires in 2003.

Dudley C. Mecum II                                          Director since 1988
     Mr. Mecum, age 67, is a Managing Director, Capricorn Holdings LLC (private investment company). He was a partner, G. L. Ohrstrom & Co. (investment firm) from 1989 to 1997. He served as Group Vice President and Director, Combustion Engineering, Inc., from 1985 to 1988, and previously as Vice Chairman, Peat,
Marwick & Mitchell. He is a director of CCC Information Services Group, Inc.; Citigroup Inc.; Lyondell Chemical Company; Mrs. Fields' Famous Brands, Inc.; and Suburban Propane Partners LLP. His current term as a director expires in 2003.

David L. Reichardt                                          Director since 1988
Mr. Reichardt, age 59, has served as Senior Vice President and General Counsel of the Company since 1986. He served as President, Dynalectric Company, a former subsidiary of the Company, from 1984 to 1986 and as Vice President and General Counsel of DynCorp from 1977 to 1984. He is a director of DynTek, Inc., an affiliate of the Company. His current term as a director expires in 2004.

================================================================================


Who are our other principal executives?

In addition to the above-named directors who also hold corporate offices, our corporate executive officers and the presidents of our principal business units are:

James A. Campbell, age 54, Vice President, Human Resources, has served in that capacity since June 2001. He was Director of Compensation from 1999 to 2001. He was a consultant with Smyth-Finenson from 1998 to 1999 and Senior Vice President, Human Resources, Signet Bank, from 1994 to 1998.

* Stephen J. Cannon, age 47, President, DynCorp International LLC, has served in that capacity since January 2001. He was Senior Vice President, DynCorp Technical Services, Inc., from 1993 to 2000.

* Joseph L Cunningham, age 54, President, DynCorp Systems & Solutions LLC (formerly DynCorp Information & Enterprise Technology, Inc.), has served in that capacity since 2000. He was Senior Vice President, DynCorp Information & Enterprise Technology, Inc., from 1998 to 2000; Vice President, Professional Services Group, Northrop Grumman Corporation, in 1998; and Director, Professional Services Group, Northrop Grumman Corporation, from 1996 to 1998.

* John J. Fitzgerald, age 48, Vice President and Controller, has served in that capacity since 1997. He was Vice President and Controller, PRC, Inc. from 1992 to 1997; Chief Financial Officer and Treasurer, American Safety Razor Company, from 1990 to 1991; Vice President and Controller, American Bank Stationery Company, from 1988 to 1990; and Chief Financial Officer and Treasurer, Physician's Pharmaceutical Services, Inc., from 1986 to 1988.

* Patrick C. FitzPatrick, age 62, Senior Vice President and Chief Financial Officer, has served in that capacity since 1997. He also served as Treasurer during 1997. He was Chief Financial Officer, American Mobile Satellite Corporation, from 1996 to 1997; Senior Vice President and Chief Financial Officer, PRC, Inc., from 1992 to 1996; and President and Chief Operating Officer, Oxford Real Estate Management Services from 1990 to 1992.

Venkat R. Gopalan,  age 40, Vice President and Chief  Information  Officer,
has served in that capacity since June 2000. He was Senior Director, Business Standards Group, DynCorp Information & Enterprise Technology, Inc., from 1998 to 2000; and Director, Standards Group, DynCorp Information & Enterprise Technology, Inc., from 1996 to 1998.

* Paul T. Graham, age 35, Vice President and Treasurer, has served in that capacity since 1997. He was Finance Manager from 1992 to 1994, Assistant Treasurer from 1994 to 1997, and Director of Finance from 1995 to 1997.

H. Montgomery Hougen, age 67, Vice President and Secretary and Deputy General Counsel, has served as a Vice President since 1994 and as Corporate Secretary and Deputy General Counsel since 1984.

* Marshall S. Mandell, age 59, Senior Vice President, Corporate Development, has served in that capacity since 1998. He served as Vice President, Business Development, from 1994 to 1998. He also served as Acting President of the Information and Engineering Technology strategic business unit from 1997 to 1998. He served as Vice President, Business Development, Applied Sciences Group, from 1992 to 1994. He was Senior Vice President, Eastern Computers, Inc., from 1991 to 1992 and President, the Systems Engineering Group, Ogden/Evaluation Research Corporation, from 1984 to 1991.

* W. Ben Medley, age 55, President, DynCorp Technical Services LLC, has served in that capacity since January 2001. He was President, BAE SYSTEMS Flight Systems of BAE SYSTEMS North America, Inc., from 1998 to 2001; President, Marconi Flight Systems, Inc., in 1998; and Vice President, Aerospace Operations, Tracor, Inc., from 1996 to 1998.

Ruth Morrel, age 47, Vice President, Law and Compliance, has served in that capacity since 1994. She served as Group General Counsel from 1984 to 1994.

Charlene A. Wheeless, age 37, Vice President, Corporate Communications, has served in that capacity since February 2000. She served as Director, Corporate Communications, from 1996 to 2000 and as Manager, Corporate Communications, from 1992 to 1995. She was Director, Employee Communications, PRC, Inc., from 1995 to 1996.

Robert G. Wilson, age 60, Vice President and General Auditor, has served in that capacity since 1985.

     * The persons designated by an asterisk, as well as the officers who are also directors, have been designated as "officers" for purposes of Rule 16a-1, issued under Section 16 of the Securities Exchange Act of 1934.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities Exchange Act requires certain officers and directors to file periodic reports of purchases and sales of the Company's stock to the Securities and Exchange Commission. We believe that all required persons filed all required reports under Section 16 of the Act in a timely manner.


================================================================================


Does the Board of Directors have any standing committees?

Our Board of Directors has established several standing committees of directors.

o Audit Committee: Provides oversight and review of the Company's accounting and financial functions and its financial reporting process.

o Business Ethics and Compliance Committee: Oversees the implementation and maintenance of, and assures corporate compliance with, a comprehensive business ethics and legal compliance program.
o Compensation Committee: Reviews, approves, and revises the Company's compensation policies, practices, and plans, including the appropriateness of salary, incentive compensation, stock option, and other benefit matters.

o    Executive Committee:  Acts for the Board of Directors between meetings.

o Nominating Committee: Provides the Board of Directors with recommendations concerning the qualifications of potential candidates for membership on the Board. The Committee may, but is not obligated to, consider written suggestions of potential candidates submitted by stockholders. Recommendations should be directed to the Chairman of the Board at the Company's address.

Membership roster:

Name                Board of  Audit  Business
                   Directors          Ethics  Compensation Executive  Nominating
----            ------------- -----  -------- ------------ ---------  ----------
Mr. Bannister       Chairman                               Member        Member
Mr. Blanchard        Member  Member    Member
Gen. Carns           Member
Dr. Kaminski         Member  Chairman  Member    Member
Mr. Lombardi         Member                                Member
Mr. Mecum            Member  Chairman  Member
Mr. Reichardt        Member
Mr. Thompson         Member  Member
Mr. Winokur          Member                      Chairman  Chairman   Chairman
No. of meetings
in 2001:              5        4         4          1         1          1

Each director other than Mr. Mecum attended at least 75% of the meetings of the Board of Directors and the various committees on which he served. Mr. Mecum attended three of the five meetings of the Board of Directors and three of the four meetings of each of the committees on which he sits.

================================================================================

Are directors paid for their duties?

Mr. Bannister receives an annual fee of $165,000 to serve as Chairman of the Board and member of various Board committees and to provide other services to the Company. Other non-employee directors receive an annual retainer fee of $20,000 as directors and $2,750 for each committee on which they serve. The chairmen of the Business Ethics and Compliance, Compensation, and Executive Committees receive an additional annual fee of $2,000, and the chairman of the Audit Committee receives an additional annual fee of $3,000. We also pay non-employee directors a meeting fee of $1,000 for attendance at each Board meeting and $500 for attendance at committee meetings. Directors are reimbursed for expenses incurred in connection with attendance at meetings and participation in other Company activities.


================================================================================

Do directors receive other forms of compensation?

Directors may also receive stock options. Options to purchase the following number of shares of common stock, at the then-current market price of the shares, were granted to the following directors in 2001:

  Name of director     Number of options   Name of director   Number of options
  ----------------     -----------------   ----------------   -----------------
   Mr. Bannister            5,000           Mr. Mecum               5,000
   Mr. Blanchard            5,000           Mr. Reichardt          25,000
   General Carns            5,000           Mr. Thompson            5,000
   Dr. Kaminski             5,000           Mr. Winokur             5,000

Non-employee directors do not participate in other benefit plans of the Company.

Because our directors can incur personal liability for activities in connection with our business, we purchase insurance to cover claims against our directors and officers and to cover losses incurred in our indemnification of directors and officers as required or permitted by law. The directors and officers covered are the directors and officers of the Company and its subsidiaries. There is no allocation or segregation of the premium for specific subsidiaries or individual directors and officers.


================================================================================


Is there a relationship between the members of the Compensation Committee and the Company?

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee are current or former employees of or have a business or other relationship with the Company. No executive officer of the Company serves on the board of directors or compensation committee of any entity (other than subsidiaries of the Company) whose directors or executive officers served on the Board of Directors or Compensation Committee of the Company.


================================================================================


What are the Compensation Committee's compensation policies?

The following comments and several tables in this proxy statement pertain to certain "named executive officers". For this proxy statement, that term applies to Mr. Lombardi, President and Chief Executive Officer; Mr. FitzPatrick, Senior Vice President and Chief Financial Officer; Mr. Reichardt, Senior Vice President and General Counsel; Mr. Cannon, President of DynCorp International LLC; and Mr. Medley, President of DynCorp Technology Services LLC.
What is our compensation philosophy?

Our compensation programs have been carefully designed to motivate our management team to create and maximize stockholder value. The linking of executive compensation with the returns realized by our stockholders has proven to be instrumental to our continued growth and performance. Our Compensation Committee consists of three independent non-employee directors who have the primary responsibility to administer executive compensation programs, policies, and practices. Our executive compensation program consists of three elements: base pay, an annual incentive program, and a long-term incentive compensation program. The mix of short- and long-term incentives is continually reviewed to assure the proper linkage between executive rewards and stockholder returns.

How do we determine base pay?

The base pay of our executives is determined by individual performance and comparisons to executive compensation in the service, information technology, and general industry businesses. Salary increases have generally been in accord with comparable companies.

How are annual bonuses determined?

The purpose of annual bonuses is to motivate and reward key executives for their achievement of pre-established, measurable objectives that have significant and direct impact on the overall success of the company and its business. At the beginning of the year, company and unit financial objectives, individual objectives, and target incentive award levels are established and confirmed in writing for each participant. At the conclusion of the year, the achievement of the specified financial objectives and individual objectives are scored and weighted for each participant according to established formulae to determine the actual bonus amount to be awarded. Performance in 2001 generally met or exceeded the specified objectives.

How is compensation used to focus management on long-term value creation?

Stock options are granted to aid in the retention of key employees and to align the interests of management employees with those of the stockholders. Stock options have value for management employees only if the price of the Company's stock increases above the market value on the grant date and the employee remains in our employ for the period required for the stock option to be exercisable, thus providing an incentive to remain in our employ. Additionally, stock options directly link a portion of the management employee's compensation to the stockholders' interests by providing an incentive to maximize stockholder value. In addition, 20% of the Executive Incentive Plan bonus is normally paid in the form of shares of stock, valued at then-current market value.

                                           By the Compensation Committee:

                                           Herbert S. Winokur, Chairman

                                           Michael P. C. Carns

                                           Paul G. Kaminski

================================================================================

What is the compensation of the named executive officers?

                   SUMMARY COMPENSATION TABLE

               Annual compensation             Long-term compensation
                                               awards         payouts

                                  Other                                    All
                                  annual   Restricted   Securities        other
Name and    Year  Salary  Bonus   compen-   stock      underlying  LTIP  compen-
principal                         sation   award(s)    options/  Payouts sation
position            ($)   ($)(1)   ($)(2)    ($)        SARs (#)    ($)  ($)(4)
  (a)       (b)     (c)    (d)       (e)     (f)          (g)       (h)    (i)

Paul V.    2001   460,865 294,700  11,443    --           --   1,012,500 19,834
Lombardi   2000   395,385 278,400  14,173  587,500(3)   30,000     (3)   12,715
President  1999   370,400  78,800   5,386               70,000           11,893
& Chief
Executive
Officer

Patrick    2001  297,173  155,100  24,817   --         25,000      --    19,174
C.         2000  283,154  165,300  11,501   --         10,000      --    13,746
Fitz-      1999  272,170   43,300   5,227   --         30,000      --    14,793
Patrick
Senior Vice
President &
Chief Financial
Officer


David L.  2001  297,173  155,100  11,349    --         25,000      --   16,198
Reichardt 2000  283,154  165,300  11,349    --         30,000      --   12,775
Senior    1999  272,170   43,300   5,371    --         30,000      --   14,144
Vice
President
& General Counsel


Steven J. 2001  258,962  155,400  10,924    --         20,000      --    8,872
Cannon    2000  188,767   61,200  10,504    --         15,000      --    6,246
President,1999  162,658   31,700   5,306    --         10,000      --    6,649
DynCorp
International
LLC

W. Ben    2001  269,231  145,600   6,988    --         55,000      --   10,906
Medley    2000       --       --      --    --             --      --       --
President,1999       --       --      --    --             --      --       --
DynCorp
Technical
Services
LLC


   (1) Column (d) reflects bonuses earned and expensed during prior year but paid in year indicated. Twenty percent of executive incentive plan bonuses is normally paid in the form of shares of common stock, valued at then-current market value.

   (2) Column (e) reflects payments in lieu of reimbursement of insurance costs, payments in lieu of vacation, and supplemental payments relating to stock purchases required to fulfill Equity Target Ownership Policy requirements.

   (3) Mr. Lombardi was awarded 25,000 shares of restricted stock in 2000, which vested entirely and were distributed in 2001.

   (4) Column (i) includes respective individual's pro rata share of the Company contribution to the former Employee Stock Ownership Plan ("ESOP"), Company matching and discretionary contributions to the Savings and Retirement Plan ("SARP"), and imputed income for Company-paid premiums for supplemental executive retirement plan life insurance and term life insurance. These amounts are:


              ESOP contributions ($)  SARP contributions ($)  Imputed Income ($)

Name            2001   2000    1999   2001    2000     1999   2001   2000  1999

Mr. Lombardi    --    4,539   4,273  9,171   3,000    2,886  10,663 5,176 4,735
Mr. FitzPatrick --    4,539   4,273  9,726   2,625    2,500   9,448 6,582 8,020
Mr. Reichardt   --    4,539   4,273  9,771   3,281    3,125   6,427 4,955 6,746
Mr. Cannon      --    4,539   4,273  7,162      --       --   1,170 1,707 2,736
Mr. Medley      --       --      --  9,771      --       --   1,135    --    --

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                         Individual Grants        Potential realizable value
                                                  at assumed annual rates of
                                                   stock price appreciation
                                                       for option term

         Number of     Percent of
         securities  total options/   Exercise
         underlying  SARs granted to  or base    Expira-
         options/SARs  employees in    price      tion
         granted (#)   fiscal year    ($/Share)   date        5% ($)    10% ($)



   (a)       (b)         (c)            (d)       (e)           (f)      (g)

Mr.           --          --             --        --            --       --
Lombardi
Mr.         25,000      9.1%          $31.50    7/31/11   1,282,838   2,042,775
FitzPatrick
Mr.         25,000      9.1%          $31.50    7/31/11   1,282,838   2,042,775
Reichardt
Mr.         20,000      7.3%          $31.50    7/31/11   1,026,270   1,634,220
Cannon
Mr.         50,000     18.2%          $22.25     1/5/11   2,565,675   4,085,550
Medley       5,000      1.8%          $31.50    7/31/11     256,568     408,555


        AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

                                     Number of securities        Value of
                                       underlying               unexercised
                                       unexercised              in-the-money
                                       options/SARs            options/SARs at
                                        at fiscal               fiscal year-
                                       year-end (#)                 end ($)
              Shares
            acquired on    Value        EXERCISABLE/            EXERCISABLE/
Name        exercise (#) realized ($)   UNEXERCISABLE          UNEXERCISABLE

(a)             (b)         (c)             (d)                    (e)

Mr.             --          --       158,332    71,668    4,225,223   1,476,277
Lombardi
Mr.             --          --        91,666    73,334    2,257,903   1,418,348
FitzPatrick
Mr.             --          --       111,666    53,334    3,027,903     913,348
Reichardt
Mr.             --          --        19,082    42,918      430,611     749,090
Cannon
Mr.             --          --        12,500    42,500      281,250     910,000
Medley


================================================================================

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

The Company has established a Supplemental Executive Retirement Plan for certain of the named executive officers, including Messrs. Lombardi, FitzPatrick, Reichardt, and Cannon, whereby the individuals (or their beneficiaries) receive payments having an aggregate amount equal to a percentage of the sum of their final annual salary rate plus their final target annual bonus (400% in the case of Messrs. Lombardi, FitzPatrick, and Reichardt; 150% in the case of Mr. Cannon), paid in installments over the ten-year period following their normal retirement, disability retirement, or, in some cases, early retirement. Upon their death following such retirement, the individuals' beneficiaries will also receive an additional aggregate lump-sum payment equal to one-half of the sum of their final annual salary rate plus their final target annual bonus. In the event of their death prior to retirement, the individuals' beneficiaries will receive, in lieu of the foregoing payments, an aggregate lump-sum payment equal to 100% of the sum of their final annual salary rate plus their final target annual bonus. The Company funds some of such potential payments through life insurance policies.


================================================================================


Are there any employment contracts between the named executive officers and the Company?

The Company has entered into three-year employment agreements with Messrs. Lombardi, FitzPatrick, and Reichardt (the "Employment Agreements"). The Employment Agreements specify annual salary and incentive plan target bonuses and provide for payment of salary and pro-rated bonus through the 30th day following termination. In addition, in the event of involuntary termination without cause, the executive will receive (i) certain consulting payments, commencing at the time of termination, in exchange for his agreement to provide non-exclusive consulting services for a 30-month period and (ii) a payment in exchange for the executive's agreement not to compete with the Company during the 30-month period of his consulting agreement. The Employment Agreements also provide for the payment to the executive of an additional lump-sum amount equal to his current annual compensation rate if his employment is terminated in connection with a change in control of the Company. The following table sets forth the various post-employment payments that would be made to Messrs. Lombardi, FitzPatrick, and Reichardt if they were terminated during 2002 without cause but not in connection with a change of control:

                consulting agreement   non-competition agreement       total

Mr. Lombardi        $375,000               $1,120,000              $1,495,000
Mr. FitzPatrick     $230,000                 $700,000                $930,000
Mr. Reichardt       $230,000                 $700,000                $930,000

================================================================================
What is our policy about stock ownership by executives?

In 1995, the Board of Directors established the DynCorp Equity Target Ownership Policy ("ETOP"). The ETOP applies to all employees in salary bands 1 through 3 of the Executive/Senior Management Compensation Program, including the named executive officers. The ETOP implements the Compensation Committee's belief that significant stock ownership by management employees will provide an incentive for those managers to improve stockholder value over the long term. This will benefit the managers as well as all stockholders. The ETOP establishes goals of stock ownership based on individual levels of compensation. It provides that the aggregate value of shares owned directly by the individuals or held on their behalf in various plans, like the Savings Plans, be at least as great as the following multiples of their base annual salary:

       Base salary rate of:                  required value of holdings:
       --------------------                  ---------------------------
      Chief Executive Officer                   4.0 times base salary
      $300,000 or more                          3.0 times base salary
      $200,000 to $299,999                      2.5 times base salary
      less than $200,000                        1.5 times base salary

If an executive subject to the ETOP purchases a block of 250 shares or more on our Internal Stock Market in the course of meeting ETOP targets, the executive pays 85% of the purchase price, and we pay the remainder as well as an additional amount of taxes on the company-paid portion. This is intended to have an after-tax effect similar to a purchase of shares through the Employee Stock Purchase Plan mentioned below.


================================================================================


How do our employees acquire stock?

We have provided several additional ways for our employees, including the named executive officers and other employees subject to the ETOP, to acquire stock.

o Our Savings Plans are tax-deferred (401(k)) retirement plans open to substantially all employees. Participants may defer receipt of a portion of their compensation, limited to a maximum amount of $11,000 per year in the case of the named executive officers. The Company contributes such amounts to the Savings Plan Trust on their behalf. The investment options for participants include a Company stock fund, as well as 13 T. Rowe Price investment funds. The Company may make a discretionary contribution on behalf of participants, may partially match a participant's salary-deferral contribution, and may supplementally match investments in the Company stock fund. In 2001, the Trust for the former Savings and Retirement Plan acquired shares for investments in the Company stock fund and the Company-match portion for individual investments in the Company stock fund by purchase on the Company's Internal Stock Market. The salary deferral portion is always vested. Vesting in the Company-match portion occurs on the earlier of completion of one year of employment or termination of employment because of normal retirement, death, or disability.

o Our Employee Stock Ownership Plan ("ESOP") was merged into the Savings Plans on January 1, 2001. The Company made periodic contributions to the ESOP Trust each year. The ESOP Trust used these contributions to buy shares of the Company's stock. Shares purchased during the year were allocated, as of the end of the year, to the accounts of all participants based on annual compensation, up to a maximum allowable compensation of $170,000 in the case of the named executive officers. Vesting in the shares occurs over the first four years of employment.

o Our Executive Incentive Plan ("EIP") is a bonus compensation plan for corporate officers and other key executives, including the named executive officers. Each participant's performance for the year is measured against certain individual criteria and our performance for the year. Following such measurement, the Compensation Committee determines the amount of bonuses payable to the participants. Twenty percent of these EIP payments, net of taxes, is normally made in shares of stock, valued at the then-current market price.

o Our Employee Stock Purchase Plan ("ESPP") is a tax-qualified employee stock purchase plan. All employees can participate in the ESPP. They may contribute a portion of their salary, at rates not to exceed $450 per week, on an after-tax basis. The contributions are used to purchase stock on their behalf in our Internal Stock Market. We contribute an amount equal to 15% of each individual's deferrals to purchase additional shares on their behalf. The purchaser must hold ESPP-purchased shares for at least one year prior to selling them.

o Our 1995 Stock Option Plan is a non-qualified (for income tax purposes) stock option plan. Key managers, including the named executive officers, received stock options from time to time. A stock option permits them to purchase a certain number of shares over a period of seven or ten years, at the market price in effect at the time of the grant. Options vest in equal increments over the next five years (the next four years for options granted after March 5, 1998), if the participant remains an employee for the full vesting period. When a portion of the option vests, the participant may exercise the option by payment of the exercise price. The difference between the exercise price and the market value of the shares at time of exercise is taxable as salary-type income. If the participant leaves the Company because of normal retirement, death, or disability, all the options vest immediately. Vested options may be exercised over a six- or twelve-month period following such termination. If employment is terminated for other reasons, options are normally forfeited.

o Our 1999 Long-Term Incentive Stock Plan is a non-qualified performance-based stock and cash incentive plan, under which the Compensation Committee may grant stock options, stock appreciation rights, restricted stock, and other stock-based grants and awards, as determined by the Compensation Committee. Options are granted at the then-current market value. Options granted to the named executive officers in 2001 will vest at the earlier of six years following the grant date or age 65, provided that vesting will accelerate if the market price of the Company's stock reaches certain threshold levels.


================================================================================


How does our stock performance compare with others?

The following chart shows a comparison of the theoretical returns on an investment of $100 in our stock on December 31, 1996, using the valuation price established by the Board of Directors for purposes of the Internal Stock Market, with a similar $100 theoretical investment in each of the NASDAQ composite index and a composite of several other Government technical services companies on the same date. The chart shows the comparable value in dollars of each such investment, as of the end of each of the following five years.

                                                        Government
                                                        Technical
                    DynCorp          NASDAQ          Services (GTS)
12/31/1996                100            100                100
12/31/1997          105.26316        121.635            119.277
12/31/1998          105.26316         169.84            166.159
12/31/1999          123.68421        312.686            192.146
12/31/2000          152.63158        198.118            180.186
12/31/2001          235.52632        153.089            197.878




================================================================================


Who are the largest stockholders of the Company?

As of April 5, 2002, 10,544,869 shares of common stock, which is the only outstanding class of voting securities of the Company, were outstanding. The following table presents information as of April 5, 2002, concerning the only beneficial owners of five percent or more of the outstanding shares of the Company's common stock.



     Name and address of       Amount & nature of         Percent of
       beneficial owner            ownership               shares

 DynCorp Savings and Retirement     5,550,119               52.6%
 Plan Trust

 c/o DynCorp                         Direct
 11710 Plaza America Drive
 Reston, Virginia  20190

 DynCorp Capital Accumulation       3,319,310               31.5%
 and Retirement Plan Trust
 c/o DynCorp                         Direct
 11710 Plaza America Drive
 Reston, Virginia  20190

         (1) The Trusts hold these shares for the accounts of several thousand participants who are current or former employees of the Company. The trustee votes the shares in accordance with instructions received from participants.

         (2) The Company provides administration for, and regularly contributes funds to, the Savings Plans, which are the Company's principal employee retirement benefit plans.


================================================================================

How much stock do our directors and officers own?

The following table presents information as of April 5, 2002, concerning the beneficial ownership of the Company's common stock by nominees, directors, and named executive officers and all directors and officers as a group. Shares include those held on behalf of the individuals in the Savings Plan Trust.


                          Amount & nature of ownership


Name and title of       Outstanding  Obtainable     Total          Percent of
beneficial owner         shares      shares (1)                    shares (2)

D. R. Bannister          265,348       165,000      430,348  Direct    }4.1%
Director & Chairman        42,14                     42,147  Indirect
of the Board

T. E. Blanchard(3)        32,268        83,000       117,268  Direct   }1.4%
Director                  44,653                      44,653  Indirect

M. P. C. Carns               --          2,500         2,500  Direct      *
Director

S. J. Cannon               3,945        22,832        26,777  Direct      *
President, DynCorp         3,454                       3,454  Indirect
International LLC

P. C. FitzPatrick         1,144        101,666      102,810  Direct    }1.0%
Senior Vice President &  11,396                      11,396  Indirect
Chief Financial Officer

P. G. Kaminski              --          10,000       10,000  Direct       *
Director

P. V. Lombardi           42,542        158,332      200,874  Direct    }1.8%
Director, President &     9,073                       9,073  Indirect
Chief Executive Officer

D. C. Mecum II            2,825          5,000        7,825  Direct       *
Director

W. B. Medley                 --         12,500       12,500  Direct       *
President, DynCorp          500                         500  Indirect
Technical Services LLC

D. L. Reichardt          23,738        111,666      135,404  Direct    }1.3%
Director, Senior Vice     7,531                       7,531  Indirect
President & General
Counsel

H. B. Thompson               --          5,000        5,000  Direct       *
Director

H. S. Winokur, Jr.       18,139             --       18,139  Direct    }3.8%
Director                409,773                     409,773  Indirect

All directors,          435,792        863,154    1,298,946  Direct   }16.3%
officers, and           561,728                     561,728  Indirect
presidents of principal
business units as a
group

     (1) Column reflects shares issuable upon exercise of vested options, including those due to vest within 60 days.

     (2) Reflects aggregate direct and indirect shares as a percentage of the total of outstanding shares plus obtainable shares. An asterisk indicates that beneficial ownership is less than one percent of the total.

     (3) Mr. Blanchard disclaims beneficial ownership of 34,300 shares owned by his spouse.


================================================================================

What is the role of the Audit Committee?

The Audit Committee of the Board of Directors is responsible for providing oversight and review of the Company's accounting and financial functions and its financial reporting process in consultation with the Company's independent and internal auditors. The Committee is composed of three members of the Board of Directors who would, if the Company's common stock were listed for trading on the NASDAQ, qualify as being "independent" in accordance with Rule 4200(a)(14) of the NASD listing standards. The Committee operates under a written charter adopted by the Board of Directors, a copy of which was filed with the Company's proxy statement for 2001.



The Committee has reviewed and discussed the Company's audited financial statements for 2001 with management. It has discussed with the independent accountants the (A) methods used to account for significant unusual transactions; (B) the effect of any significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (C) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (D) whether there were any disagreements with management over (1) the application of accounting principles, (2) the basis for management's accounting estimates, and
(3) the disclosures in the financial statements. The Committee has also met privately with representatives of the independent accountants, without management presence.



The Committee has received a letter from the independent accountants confirming that there are no relationships between the independent accountants and their related entities and the Company and its related entities that, in the accountants' professional judgment, may reasonably be thought to bear on independence and confirming that, in the accountants' professional judgment, it is independent of the Company. The Committee has discussed the independent accountants' independence with the independent accountants. The Committee has also considered whether the fees paid to the independent accountants for matters other than customary audit services, including those set forth below, are compatible with maintaining the accountants' independence.



Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 2001 Annual Report on Form 10-K.

                                           By the Audit Committee:

                                           Dudley C. Mecum II, Chairman
                                           T. Eugene Blanchard
                                           H. Brian Thompson


================================================================================


Who is our independent auditor?

Independent accountants audit the Company's financial statements each year, to assure that the information contained in the Annual Report is presented in accordance with generally accepted accounting principles. Arthur Andersen LLP has served as the Company's independent auditor for approximately 50 years. The Audit Committee has recommended to the Board of Directors the selection of that firm for the audit of the Company's 2002 financial statements. Such selection by the Board has not been formally made as of the date of this proxy statement. Representatives of the independent accountants are not expected to attend the Annual Meeting.


The fees paid to our independent auditor in 2001 were:

         AUDIT FEES:                                         $  380,000

         FINANCIAL INFORMATION SYSTEMS DESIGN AND            $        0
         IMPLEMENTATION FEES:

         ALL OTHER FEES:                                     $  177,896

The fees included in "all other fees" relate primarily to audits of the Company's subsidiaries and employee benefit plans, tax advice, and various filings with the Securities and Exchange Commission.

================================================================================
Have there been any business transactions between us and any director or officer during the past year?

Mr. Blanchard served as a trustee and Chairman of the Administrative Committee of the Employee Stock Ownership Plan through 2000 and currently serves as Chairman of the Administrative Committee for the Savings Plans. He is compensated at an hourly fee rate and is reimbursed for expenses. Total fees paid in 2001 were $19,077.
================================================================================
Can I suggest an item for inclusion on next year's proxy statement?

An eligible stockholder who wants to have a qualified proposal considered for inclusion in the proxy statement for the 2003 Annual Meeting of Stockholders must notify the Corporate Secretary at: DynCorp, 11710 Plaza America Drive, Reston, Virginia 20190-6039 of that desire. The proposal must be received at the Company's offices no later than December 24, 2002. In order to be eligible to submit a proposal, the stockholder must have been a registered or beneficial owner of at least one percent of the Company's common stock or stock with a market value of $1,000 for at least one year prior to submitting the proposal, and the stockholder must continue to own such stock through the date on which the meeting is held.
================================================================================

     This proxy is solicited on behalf of the Board of Directors of DynCorp.

                                     DynCorp
                            11710 Plaza America Drive
                             Reston, Virginia 20190

The undersigned hereby appoints Dan R. Bannister, Paul V. Lombardi, and Herbert
S. Winokur, Jr., and each of them, as proxies, with full power of substitution, and hereby authorizes each of them to present the shares of Common Stock of DynCorp, held of record by or beneficially on behalf of the undersigned as of April 5, 2002 at the Annual Meeting of Stockholders of DynCorp to be held on Friday, May 31, 2002 at 10:00 a.m., eastern daylight time, at the offices of DynCorp, 11710 Plaza America Drive, Reston, Virginia, and at any adjournment thereof, and to vote such shares as directed below with respect to the matters set forth and upon any other matter which may properly come before the meeting or any adjournment thereof.

The shares represented hereby will be voted as directed by this proxy. Please mark this card as indicated to give your voting instructions. If you wish to vote in accordance with the Board of Directors' recommendations, please sign below; no boxes need to be checked. If no box is checked, your shares will be voted FOR all nominees. The Board of Directors recommends a vote FOR all nominees.

Election of directors
|_| FOR election of the following nominees as Class II directors for three-year terms:

                Michael P. C. Carns;
                H. Brian Thompson; and
                Herbert S. Winokur, Jr.
|_| WITHHOLD AUTHORITY to vote for election of all three nominees.

|_| WITHHOLD AUTHORITY (To withhold authority to vote for one or more individual nominees, write that nominee's name below; your vote will be cast in favor of election of the nominees whose names you do not write below.):




         (date)                         (signature)


                                        (joint owner's signature, if any)

                                 April 23, 2002

TO: Participants having Company Stock Accounts and ESOP Accounts in the DynCorp Savings and Retirement Plan (SARP) and DynCorp Capital Accumulation and Retirement Plan (CAP)

SUBJECT:  Participant Voting Rights

Dear Savings Plan Participant:

         As a DynCorp employee-owner, you have the right to direct how the shares allocated to your Company Stock Account and ESOP Account in the SARP and CAP, as of the April 5, 2002 record date, will be voted at the Annual Meeting of DynCorp Stockholders to be held on May 31, 2002.

         Enclosed is your voting instruction card for the Plan and a proxy statement. Please complete the "target squares" on the card with a black pen or a #2 pencil, sign the card, and return it to Mellon Investor Services, L.L.C. in the prepaid envelope. Your vote is completely confidential, and no individual participant's vote is revealed to DynCorp or the trustee. Mellon Investor Services, L.L.C. only provides the trustee with total votes for or against each issue. Your card must be received no later than May 24, 2002, in order for your instructions to be counted.

         Also enclosed is a copy of the Company's Annual Report on Form 10-K for 2001.

         Should you have any questions concerning the voting process or your individual account statement, please contact your Human Resources representative or contract manager.


                                   Sincerely,

                                   The Trustee of the DynCorp Savings and
                                   Retirement and Capital Accumulation and
                                   Retirement Plans

Enclosures


            PLEASE MARK, SIGN, AND MAIL THE INSTRUCTION CARD IN THE
                           ENCLOSED RETURN ENVELOPE.

                            11710 Plaza America Drive
                             Reston, Virginia 20190

             Voting Instructions for Annual Meeting of Stockholders
                              Friday, May 31, 2002


         These instructions are solicited by the Trustee of the DynCorp Savings And Retirement Plan Trust.

         The undersigned hereby directs the Trustee of the DynCorp Savings and Retirement Plan to vote all shares of DynCorp Common Stock allocated to the undersigned's account in such Trust, at the Annual Meeting of Stockholders of DynCorp, on Friday, May 31, 2002 or any adjournment thereof, upon the matters as set forth on the reverse side and described in the accompanying Proxy Statement and upon such other matters as may properly come before the meeting or any adjournment thereof.

         Please mark this card as indicated on the reverse side to give voting instructions on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked.



                               Fold to Detach Here

Vote shares allocated to my account in the DynCorp Savings And Retirement Plan Trust as follows:
                                                                       WITHHOLD
1.  Election of the following nominees as Class II      FOR           AUTHORITY
    Directors:                                          ALL             ALL
                                                        |_|             |_|
     Michael P.C. Carns for a three-year term
     H. Brian Thompson for a three-year term
     Herbert S. Winokur, Jr. for a three-year term


Withhold Authority: (to withhold authority to vote for an individual nominee, write that nominees name below.)

----------------------------------------------------------- ------- --------


                                            ----



                                            -----------------------
                                                    Common


                                           The shares represented hereby will
                                           be voted as directed by this proxy;
                                           if no direction is made they will be
                                           voted FOR all nominees.  The Board
                                           of Directors recommends a vote FOR
                                           all nominees.

      Signature                                           Date
                      -----------------------------------       ---------------
      NOTE:  Please sign as name appears hereon.


                               Fold to Detach Here





                  To ensure your vote is counted, please detach
               the above proxy/instruction card and mail to Mellon
                        Investor Services by May 24, 2002

                     Use the enclosed postage free envelope.

                            11710 Plaza America Drive
                             Reston, Virginia 20190

             Voting Instructions for Annual Meeting of Stockholders
                              Friday, May 31, 2002


         These instructions are solicited by the Trustee of the DynCorp Capital Accumulation And Retirement Plan Trust.

         The undersigned hereby directs the Trustee of the DynCorp Capital Accumulation and Retirement Plan to vote all shares of DynCorp Common Stock allocated to the undersigned's account in such Trust, at the Annual Meeting of Stockholders of DynCorp, on Friday, May 31, 2002 or any adjournment thereof, upon the matters as set forth on the reverse side and described in the accompanying Proxy Statement and upon such other matters as may properly come before the meeting or any adjournment thereof.

         Please mark this card as indicated on the reverse side to give voting instructions on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked.



                               Fold to Detach Here

Vote shares allocated to my account in the DynCorp Capital Accumulation And Retirement Plan Trust as follows:
                                                                    WITHHOLD
 1.  Election of the following nominees as               FOR        AUTHORITY
     Class II Directors:                                 ALL          ALL
                                                         |_|          |_|
     Michael P.C. Carns for a three-year term
     H. Brian Thompson for a three-year term
     Herbert S. Winokur, Jr. for a three-year term


Withhold Authority: (to withhold authority to vote for an individual nominee, write that nominees name below.)

----------------------------------------------------------- ------- --------
                                             ----

                                                        -----------------------
                                                                Common


                                           The shares represented hereby will
                                           be voted as directed by this proxy;
                                           if no direction is made they will be
                                           voted FOR all nominees.  The Board
                                           of Directors recommends a vote FOR
                                           all nominees.


Signature                                         Date
            ---------------------------------              -------------------
      NOTE:  Please sign as name appears hereon.


                               Fold to Detach Here





                  To ensure your vote is counted, please detach
               the above proxy/instruction card and mail to Mellon
                        Investor Services by May 24, 2002

                     Use the enclosed postage free envelope.